SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

--------------------------------------------------------------------------------
              The Massachusetts Health & Education Tax-Exempt Trust
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

(5) Total fee paid:
--------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:
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(2) Form, Schedule or Registration Statement no.:
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(3) Filing Party:
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(4) Date Filed:
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

              THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST
                                24 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110

                                                                  March 29, 1999


Dear Shareholder:

         You are cordially invited to attend the Annual Meeting of Shareholders of The Massachusetts Health & Education Tax-Exempt Trust (the "Fund") to be held at the new principal office of the Fund, 255 State Street, Boston, Massachusetts 02109, on Tuesday, May 18, 1999 at 1:30 P.M. (Boston time).

         This meeting will give you an opportunity to hear a report on the Fund and you will be asked to consider the election of Trustees and the approval of the Fund's independent accountants. The enclosed proxy statement contains additional information regarding these proposals.

         We hope that you will be able to attend the meeting. Whether or not you plan to attend and regardless of the number of shares you own, it is important that your shares be represented. You are urged to complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope as soon as possible to assure that your shares are represented at the meeting.

                                               Sincerely,

                                               /s/ Walter B. Prince

                                               Walter B. Prince
                                               Chairman


                                    IMPORTANT

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. YOU MAY WITHDRAW YOUR PROXY IF YOU ATTEND THE ANNUAL MEETING AND DESIRE TO VOTE IN PERSON.

              THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD TUESDAY, MAY 18, 1999

         The Annual Meeting of Shareholders of The Massachusetts Health & Education Tax-Exempt Trust, a Massachusetts business trust (the "Fund"), will be held at the new principal office of the Fund, 255 State Street, Boston, Massachusetts 02109, on Tuesday, May 18, 1999 at 1:30 P.M. (Boston time), for the following purposes:

         1. To elect five Trustees of the Fund, two of whom shall be elected by the holders of the Fund's Auction Preferred Shares and the remainder of whom shall be elected by the holders of the Fund's Common Shares and Auction Preferred Shares, voting as a single class.

         2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for the fiscal year ending December 31, 1999.

         3. To consider and act upon any other matters which may properly come before the Meeting and any adjourned session thereof.

         The Board of Trustees has fixed the close of business on March 22, 1999 as the record date for the determination of the shareholders of the Fund entitled to notice of and to vote at the meeting and any adjournments thereof.


                                               By Order of the Board of Trustees

                                               /s/ Thomas J. Fetter

                                               Thomas J. Fetter
                                               President

March 29, 1999
Boston, Massachusetts

IMPORTANT - SHAREHOLDERS CAN HELP THE BOARD OF TRUSTEES OF THE FUND AVOID THE NECESSITY AND ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATIONS TO INSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES AND IS INTENDED FOR YOUR CONVENIENCE.

              THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST
                                24 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110



                                 PROXY STATEMENT


         A proxy is enclosed with the foregoing Notice of the Annual Meeting of Shareholders of The Massachusetts Health & Education Tax-Exempt Trust (the "Fund"), to be held May 18, 1999 for the benefit of shareholders who do not expect to be present at the meeting. This proxy is solicited on behalf of the Board of Trustees of the Fund, and is revocable by the person giving it prior to exercise by a signed writing filed with the Fund's Secretary, or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of each such matter. This proxy material is being mailed to shareholders on or about March 29, 1999.

         The Board of Trustees of the Fund has fixed the close of business March 22, 1999, as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held. As of March 22, 1999, there were 2,312,228 Common Shares, $.01 par value per share ("Common Shares") and 200 Auction Preferred
Shares, $.01 par value per share, liquidation preference $50,000 per share ("APS"), of the Fund outstanding. As of such date, no shareholder beneficially owned more than 5% of the outstanding Common Shares or APS. The Trustees and officers of the Fund, as a group, own beneficially less than 1% of the shares of the Fund.

         The Board of Trustees of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting which will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

                        PROPOSAL 1. ELECTION OF TRUSTEES

         The enclosed proxy, unless authority to vote for election to office is specifically withheld by executing the proxy in the manner stated thereon, will be used to vote in favor of the nominees named below as Trustees of the Fund to serve as such until the next annual meeting of the Fund's shareholders and until their successors shall have been duly elected and qualified. The five nominees named below are presently serving as Trustees of the Fund. Each nominee has agreed to serve as a Trustee if elected. If any such nominee is not available for election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee as the Board of Trustees may recommend. The nominee whose name is preceded by an asterisk (*) is an "interested person" (as defined in the Investment Company Act of 1940) because of his affiliation with a brokerage firm. None of the nominees is affiliated with or has a material business relationship with the Fund's investment adviser and administrator; moreover, none of the nominees owns or has owned the common stock of Eaton Vance Corp., the parent corporation of the adviser and administrator.

         Under the terms of the Fund's Agreement and Declaration of Trust, as amended (the "Trust Agreement"), the holders of the APS are entitled as a class, to the exclusion of the holders of the Common Shares, to elect two Trustees of the Fund. James F. Carlin and Thomas H. Green, III have been nominated for election by the holders of the APS. The Trust Agreement further provides for the election of the other three nominees named below by the holders of the Common Shares and the APS, voting as a single class. Election of Trustees is non-cumulative. Election of each of the nominees requires the affirmative vote of a plurality of the applicable shares of the Fund present and voting at the Annual Meeting in person or by proxy.

                                    TRUSTEES

NAME AND                          PRINCIPAL OCCUPATION(S) OVER
OTHER INFORMATION                 PAST FIVE YEARS
-----------------                 ---------------

APS SHARE NOMINEES

JAMES F. CARLIN (1)               Mr. Carlin is Chairman of the Massachusetts Board of Higher
Age:  58, has been a              Education.  He has been Chairman and CEO of Carlin
Trustee since 1993.               Consolidated, Inc., a management company, since 1968.  He is also a trustee or director of various John Hancock funds and a director of UNO Restaurant Corp., Healthplan Services
                                  Corp. and Arbella Mutual Insurance Co.

*THOMAS H. GREEN, III             Mr. Green is a Director of Salomon Smith Barney in its Public
Age:  39, has been a              Finance Department.  He was formerly First Assistant Attorney
Trustee since 1993.               General for the  Commonwealth  of  Massachusetts  from 1992 to
                                  March,  1998.  Prior  thereto,   he  was  Vice
                                  President  for  Public  Finance  of the  First
                                  Boston Corporation from 1986.

OTHER NOMINEES

WALTER B. PRINCE (2)              Chairman of the Fund, Mr. Prince has been a partner of the law
Age:  50, has been a              firm of Peckham, Lobel, Casey, Prince & Tye since 1988.
Trustee since 1993.

EDWARD M. MURPHY (3)              Mr. Murphy is President and Chief Operating Officer of
Age:  51, has been a              Olympus Healthcare Group, Inc.  He was formerly a Senior Vice
Trustee since 1993.               President of Tucker Anthony Inc. from 1995-1997, and the
                                  Executive Director of the Massachusetts Health
                                  and Educational Facilities Authority from 1989
                                  to  1995.  He also  previously  served  as the
                                  Commissioner of the  Massachusetts  Department
                                  of Mental Health.

JAMES M. STOREY (4)               Mr. Storey was a partner of the law firm of Dechert Price &
Age:  67, has been a              Rhoads, Boston, Massachusetts, from 1987 until his retirement
Trustee since 1993.               in December, 1993.  He is currently a corporate director.
                                  Mr. Storey is a trustee of various funds administered by SEI
                                  Financial Management Corporation.

------------------
(1) As of March 22, 1999, 2,000 Common Shares were beneficially owned by Mr. Carlin's spouse.
(2) As of March 22,  1999,  145 Common  Shares  were  beneficially  owned by Mr.
    Prince.
(3) As of March 22,  1999,  200 Common  Shares  were  beneficially  owned by Mr.
    Murphy.
(4) As of March  22,  1999,  50 Common  Shares  were  beneficially  owned by Mr.
    Storey.

         As of March 22, 1999, the officers owned 400 Common Shares. No officer or Trustee of the Fund owns shares of the Fund's APS.

         During the fiscal year ended December 31, 1998, the Trustees of the Fund met four times. The Board of Trustees has one standing committee, an Audit Committee. The Audit Committee is responsible for conferring with the Fund's independent accountants, reviewing the scope and procedures of the year-end audit, reviewing the Fund's financial statements and recommending the selection of the Fund's independent accountants. The Audit Committee is presently comprised of Messrs. Carlin, Green, Prince and Storey. The Audit Committee met once in 1998. Each Trustee except Mr. Prince attended each Trustee and audit committee meeting. The Board of Trustees does not have any standing nominating committee or compensation committee.

REMUNERATION OF TRUSTEES

         The Trustees, except for Mr. Green, are compensated at the rate of $7,500 annually, and are reimbursed for actual out-of-pocket expenses relating to attendance at such meetings. During the fiscal year ended December 31, 1998, Trustees were paid fees aggregating $30,000. The following table summarizes the compensation paid to Trustees of the Fund for the fiscal year ended December 31, 1998:

                                   Pension or
                                   Retirement
                                                  Benefits               Estimated
                           Aggregate              Accrued as             Annual              Total
Name of                    Compensation           Part of Fund           Benefits Upon       Compensation
Trustee                    from Fund              Expenses               Retirement          from Fund
-------                    ---------              --------               ----------          ---------
James F. Carlin            $7,500                 none                   none                $7,500

Thomas H. Green, III       none                   none                   none                none

Edward M. Murphy           $7,500                 none                   none                $7,500

Walter B. Prince           $7,500                 none                   none                $7,500

James M. Storey            $7,500                 none                   none                $7,500


         THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE FIVE NOMINEES TO THE FUND'S BOARD OF TRUSTEES.


                PROPOSAL 2. SELECTION OF INDEPENDENT ACCOUNTANTS

         The Board of Trustees has selected PricewaterhouseCoopers LLP as independent accountants for the Fund for the fiscal year ending December 31, 1999. Shareholders are being asked to ratify the selection of PricewaterhouseCoopers LLP to perform audit services for the Fund.

         PricewaterhouseCoopers  LLP  (and  its  predecessor,  Price  Waterhouse
L.L.P.) has acted as independent accountants for the Fund since the Fund's inception in 1993. The services provided by PricewaterhouseCoopers LLP include the examination of the Fund's annual financial statements, assistance and consultation in connection with Securities and Exchange Commission filings, and the review of tax matters on behalf of the Fund.

         PricewaterhouseCoopers LLP is expected to be represented at the Annual Meeting, but, if not, a representative of that firm will be available by telephone should the need for consultation arise.

         THE BOARD OF TRUSTEES, INCLUDING THOSE TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE FUND, RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS OF THE FUND FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

                       NOTICE TO BANKS AND BROKER/DEALERS

         The Fund has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116.

                             ADDITIONAL INFORMATION

OFFICERS OF THE FUND

         The officers of the Fund, with their ages indicated in parenthesis, are as follows: Thomas J. Fetter (55), President, and Vice President of Eaton Vance; Robert B. MacIntosh (42), Vice President and Portfolio Manager, and Vice President of Eaton Vance; Eric G. Woodbury (41), Secretary, and Vice President of Eaton Vance; James L. O'Connor (54), Treasurer, and Vice President of Eaton Vance; and Kristin S. Anagnost (33), Assistant Secretary and Assistant Treasurer, and Assistant Vice President of Eaton Vance. All officers of the Fund have served in that capacity since January 5, 1996 with the exception of Ms. Anagnost who was elected an officer on February 25, 1998. All of the officers of the Fund have been employed by Eaton Vance or their predecessors for more than five years except Ms. Anagnost who was a Manager at Chase Global Funds Services Company prior to January 12, 1998. Because of their positions with Eaton Vance and their ownership of Eaton Vance Corp. stock, the officers of the Fund will benefit from the advisory and administration fees paid by the Fund to Eaton Vance.

         Eaton Vance Management with its principal office at 24 Federal Street, Boston, Massachusetts 02110, serves as the investment adviser and administrator to the Fund.

         The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Board of Trustees of the Fund will be borne by the Fund. Proxies will be solicited by mail and may be solicited in person or by telephone, telegraph or facsimile by officers of the Fund, by personnel of its administrator, Eaton Vance, by the transfer agent, Investors Bank & Trust Company, or by broker-dealer firms. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund's officers, by Eaton Vance personnel, by the transfer agent, Investors Bank & Trust Company, or by broker-dealer firms, in person, or by telephone, by telegraph or by facsimile will be borne by the Fund. A written proxy may be delivered to the Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or similar electronic transmission. The Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total estimated costs are $4,500.

         All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card with respect to Proposals 1 and 2, it will be voted for the matters specified on the proxy card. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the meeting, abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting but which have not been voted. Accordingly, abstentions and broker non-votes will assist the Fund in obtaining a quorum but will have no effect on the outcome of Proposals 1 and 2.

         In the event that sufficient votes by the shareholders of the Fund in favor of any Proposal set forth in the Notice of this meeting are not received by May 18, 1999, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

         THE FUND WILL FURNISH, WITHOUT CHARGE A COPY OF THE FUND'S ANNUAL REPORT TO ANY SHAREHOLDER UPON REQUEST. SHAREHOLDERS DESIRING TO OBTAIN A COPY OF SUCH REPORT SHOULD WRITE TO THE FUND C/O INVESTORS BANK & TRUST COMPANY, 200 CLARENDON STREET, BOSTON, MA 02116, OR CALL 1-800-553-1916.

                              SHAREHOLDER PROPOSALS

         Any proposals of shareholders that are intended to be presented at the Fund's 2000 Annual Meeting of Shareholders must be received at the Fund's principal offices no later than December 1, 1999 and must comply with all legal requirements in order to be included in the Fund's proxy statement and form of proxy for that meeting.

              THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST


March 29, 1999

              THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST
                  ANNUAL MEETING OF SHAREHOLDERS, MAY 18, 1999
                 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES
                       HOLDERS OF AUCTION PREFERRED SHARES


The undersigned holder of Auction Preferred Shares of The Massachusetts Health & Education Tax-Exempt Trust, a Massachusetts business trust (the "Fund"), hereby appoints WALTER B. PRINCE, THOMAS J. FETTER and ERIC G. WOODBURY, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the new principal office of the Fund, 255 State Street, Massachusetts 02109, on Tuesday, May 18, 1999 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.


DATE:
     ------------------------


Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


-------------------------------------
           Signature(s)

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

Please vote by filling in the boxes below.



1.       To elect five Trustees of the                                       FOR except          WITHHOLD
         Fund as follows:                                                   vote withheld        AUTHORITY
                                                                            for nominees          for all
                                                                  FOR       listed below         nominees

(a)      Election of two Trustees to represent Auction          [     ]        [     ]            [     ]
         Preferred Shares:

         James F. Carlin and Thomas H. Green, III

(b)      Election of remaining three Trustees to                [     ]        [     ]            [     ]
         represent all shareholders:

         Edward M. Murphy, Walter B. Prince and
         James M. Storey

         (Instructions: To withhold authority to vote for any individual nominee, write those nominees' names below:)

------------------------------------

2.       To ratify the selection of  PricewaterhouseCoopers  LLP as  independent accountants of the Fund for the
         fiscal year ending December 31, 1999.                    For          Against            Abstain

                                                                 [    ]        [     ]            [     ]


                                    HAS YOUR ADDRESS CHANGED?
Mark box at right [  ]
if comments or               ___________________________________
address change
have been noted              ___________________________________
on this card.
                             ___________________________________


Please be sure to sign and date this Proxy.

              THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST
                  ANNUAL MEETING OF SHAREHOLDERS, MAY 18, 1999
                 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES
                            HOLDERS OF COMMON SHARES


The undersigned holder of Common Shares of The Massachusetts Health & Education Tax-Exempt Trust, a Massachusetts business trust (the "Fund"), hereby appoints WALTER B. PRINCE, THOMAS J. FETTER and ERIC G. WOODBURY, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the new principal office of the Fund, 255 State Street, Boston, Massachusetts 02109, on Tuesday, May 18, 1999 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.


              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.


DATE:
     --------------------------

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


----------------------------------
         Signature(s)

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

Please vote by filling in the boxes below.

1.       To elect three Trustees of the                                      FOR except          WITHHOLD
         Fund as follows:                                                   vote withheld        AUTHORITY
                                                                            for nominees          for all
                                                                  FOR       listed below         nominees

         Edward M. Murphy, Walter B. Prince                     [    ]         [    ]             [    ]
         and James M. Storey

         (Instructions: To withhold authority to vote for any individual nominee, write those nominees' names below:)

-------------------------------

2.       To ratify the selection of  PricewaterhouseCoopers  LLP as  independent accountants of the Fund for the
         fiscal year ending December 31, 1999.                    For          Against            Abstain

                                                                [    ]         [    ]             [    ]


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